UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________

FORM 8-K
_________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2022
_________
TRISTATE CAPITAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_________

Commission file number: 001-35913
___________

Pennsylvania		20-4929029
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

One Oxford Centre		(412)	304-0304
301 Grant Street, Suite 2700		(Registrant’s telephone number, including area code)
Pittsburgh,	Pennsylvania	15219
(Address of principal executive offices)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
_________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TSC	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.75% Fixed-to-Floating Rate Series A Non-Cumulative Perpetual Preferred Stock	TSCAP	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.375% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock	TSCBP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§ 240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01 Other Events.

As previously disclosed, on October 20, 2021, TriState Capital Holdings, Inc. (the “Company,” “we,” or “us”) entered into an Agreement and Plan of Merger (the “merger agreement”), among the Company, Raymond James Financial, Inc. (“Raymond James”), Macaroon One LLC (“Merger Sub 1”) and Macaroon Two LLC (“Merger Sub 2”). Upon the terms and subject to the conditions set forth in the merger agreement, Merger Sub 1 will merge with and into the Company (the “first merger”), so that the Company is the surviving entity and continues its existence under the laws of the Commonwealth of Pennsylvania as a direct, wholly-owned subsidiary of Raymond James. Such initial surviving entity will, immediately following the effective time of the first merger and, as part of a single integrated transaction, merger with and into Merger Sub 2 (the “second merger” and, together with the first merger, the “mergers”), so that Merger Sub 2 is the surviving entity and continues its existence under the laws of the State of Florida, as a direct, wholly-owned subsidiary of Raymond James. The merger agreement was unanimously adopted and approved by the board of directors of the Company and by the board of directors of Raymond James.
On December 14, 2021, Raymond James filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Form S-4”) containing a preliminary proxy statement/prospectus. On January 25, 2022, the Company filed with the SEC a definitive proxy statement (the “Proxy Statement”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company commenced mailing the Proxy Statement to the Company’s shareholders on or about January 26, 2022.
Following the filing of the Form S-4, as of the date of this Current Report on Form 8-K, purported Company stockholders have filed six complaints in connection with the disclosures associated with the mergers made in the Form S-4 and the Proxy Statement, as applicable. On January 5, 2022, a purported Company stockholder filed a lawsuit against the Company and members of the Company’s board of directors in the United States District Court for the Southern District of New York, captioned Stein v. TriState Capital Holdings, Inc. et al., No. 1:22-cv-00077 (the “Stein Complaint”). On January 7, 2022, a purported Company stockholder filed a lawsuit against the Company, members of the Company’s board of directors, Raymond James, Merger Sub 1 and Merger Sub 2 in the United States District Court for the Southern District of New York captioned Ciccotelli v. TriState Capital Holdings, Inc. et al., No. 1:22-cv-00164 (the “Ciccotelli Complaint”). On February 1, 2022, a purported Company stockholder filed a lawsuit against the Company and members of the Company’s board of directors in the United States District Court for the District of New Jersey captioned Bushansky v. TriState Capital Holdings, Inc. et al., No. 2:22-cv-00509 (the “Bushansky Complaint”). On February 9, 2022, a purported Company stockholder filed a lawsuit against the Company and members of the Company’s board of directors in the United States District Court for the District of New Jersey captioned Wolfson v. TriState Capital Holdings, Inc. et al., No. 2:22-cv-00705 (the “Wolfson Complaint”). On February 11, 2022, a purported Company stockholder filed a lawsuit against the Company and members of the Company’s board of directors in the United States District Court for the Eastern District of Pennsylvania captioned Justice v. TriState Capital Holdings, Inc. et al., No. 2:22-cv-00562 (the “Justice Complaint”). On February 14, 2022, a purported Company stockholder filed a lawsuit against the Company and members of the Company’s board of directors in the United States District Court for the District of New Jersey captioned Rubin v. TriState Capital Holdings, Inc., No. 2:22-cv-00780 (the “Rubin Complaint” and, collectively with the Stein Complaint, the Ciccotelli Complaint, the Bushansky Complaint, the Wolfson Complaint and the Justice Complaint, the “Complaints” and the corresponding lawsuits, the “Merger Litigation”). In addition to the Complaints, the Company has received four demand letters from purported Company stockholders in connection with the disclosures associated with the mergers made in the Form S-4 and the Proxy Statement (collectively, the “Demands”). If additional similar complaints or demands are filed or made, absent new or different allegations that are material, the Company will not necessarily publicly disclose them.
All of the Complaints and Demands contain allegations contending, among other things, that the registration statement on Form S-4 and/or the Proxy Statement failed to disclose certain allegedly material information in violation of federal securities laws. The Complaints seek injunctive relief enjoining the mergers, attorneys’ and experts’ fees, and other remedies.
The Company, Raymond James and the other defendants believe that the allegations and claims asserted in the Merger Litigation lack merit, and that the supplemental disclosures set forth herein are not required or necessary under applicable laws. However, in order to diminish the risk of the Merger Litigation delaying or otherwise adversely affecting the mergers and to minimize the costs, risks, and uncertainties inherent in defending the Merger Litigation, the Company hereby voluntarily amends and supplements the Proxy Statement, as set forth in this Current Report on Form 8-K.
The Company, Raymond James and the other defendants deny any liability or wrongdoing in connection with the Form S-4 and the Proxy Statement, and nothing in this Current Report on Form 8-K should be construed as an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures.

These supplemental disclosures will not affect the consideration to be paid to the Company’s shareholders in connection with the mergers or the timing of the special meeting of the Company’s shareholders (the “special meeting”) scheduled for February 28, 2022, at 9:00 a.m., Eastern Time.
The Company’s board of directors continues to recommend that the Company’s shareholders vote “FOR” the proposal to approve and adopt the merger agreement (the “merger proposal”) and “FOR” the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the merger proposal.
Supplemental Disclosures to Proxy Statement in Connection with the Merger Litigation
The additional disclosures (the “supplemental disclosures”) in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which in turn should be read in its entirety. To the extent that information set forth in the supplemental disclosures differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information contained in the Proxy Statement. All page references are to the Proxy Statement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Proxy Statement.
1. The disclosures under the heading “Relevant Public Companies Analysis – TriState Capital Holdings, Inc.” beginning on page 56 of the Proxy Statement shall hereby be amended and supplemented as follows:
a. the first paragraph on page 57 of the Proxy Statement shall be hereby amended and supplemented as follows:
To perform this analysis, Stephens examined publicly available financial information as of and for the last twelve month period ended June 30, 2021, or the most recently reported period available, and the market trading multiples of the relevant public companies based on October 19, 2021 closing prices. The financial data included in the ~~table~~tables presented below may not correspond precisely to the data reported in historical financial statements as a result of the assumptions and methods used by Stephens to compute the financial data presented. The ~~table~~tables below ~~contains~~contain selected information reviewed by Stephens in its analysis:

b. the following table shall be hereby inserted immediately prior to the heading “Discounted Cash Flow Analysis – TriState Capital Holdings, Inc.:

Company	Price / TBV	Price / LTM EPS	Price / NTM EPS
FB Financial Corp.	1.9x	11.6x	14.5x
Stock Yards Bancorp Inc.	3.3x	24.3x	18.9x
Enterprise Financial Services	1.8x	12.4x	11.5x
Provident Financial Services	1.6x	11.6x	13.9x
First Mid Bancshares	1.6x	17.1x	11.1x
United Community Banks Inc.	1.8x	11.1x	13.5x
CNB Financial Corp.	1.2x	10.0x	8.4x
Univest Financial Corp.	1.5x	8.5x	12.4x
Heartland Financial USA Inc.	1.5x	10.4x	10.6x
Republic First Bancorp Inc.	0.7x	15.3x	16.3x
QCR Holdings Inc.	1.5x	11.0x	8.8x
Veritex Holdings Inc.	2.3x	18.6x	14.3x
75th Percentile	1.9x	15.8x	14.3x
Median	1.6x	11.6x	12.9x
25th Percentile	1.5x	10.8x	11.0x

Note: TBV = Tangible Book Value, LTM = Last Twelve Months, NTM = Next Twelve Months, EPS = Earnings per Share.

2. The disclosures under the heading “Relevant Transactions Analysis – TriState Capital Holdings, Inc.” beginning on page 58 of the Proxy Statement shall hereby be amended and supplemented by inserting the following immediately prior to the heading “Relevant Public Companies Analysis – Raymond James Financial, Inc.:

Announce-ment Date	Target	Acquiror	EV / TBV	EV / LTM EPS	EV / Est. CY EPS(1)	Day 1 Market Premium	Core Deposit Premium
9/23/2021	Bank Leumi Le-Israel Corp.	Valley National Bancorp	1.3x	18.7x	—	—	4%
9/16/2021	Great Western Bancorp	First Interstate BancSystem	1.7x	12.1x	10.3x	25%	—
9/15/2021	Happy Bancshares Inc.	Home Bancshares, Inc.	1.6x	12.2x	—	—	7%
7/23/2021	Atlantic Capital Bcshs Inc.	South State Corporation	1.7x	16.3x	12.3x	11%	—
7/14/2021	Reliant Bancorp Inc.	United Community Banks Inc.	1.9x	11.5x	11.1x	11%	12%
5/18/2021	Altabancorp	Glacier Bancorp Inc.	2.9x	22.0x	22.8x	13%	20%
4/22/2021	Meridian Bancorp Inc.	Independent Bank Corp.	1.5x	14.5x	15.3x	22%	9%
3/10/2021	Bryn Mawr Bank Corp.	WSFS Financial Corp.	2.3x	29.8x	17.8x	14%	14%
1/4/2021	Boston Private Financial	SVB Financial Group	1.2x	21.5x	27.1x	30%	2%
2/3/2020	Opus Bank	Pacific Premier Bancorp	1.4x	16.6x	16.2x	1%	5%
1/21/2020	Franklin Financial Network Inc	FB Financial Corp.	1.5x	40.3x	—	14%	7%
75th Percentile			1.8x	21.7x	19.0x	22%	12%
Median			1.6x	16.6x	15.7x	14%	7%
25th Percentile			1.4x	13.4x	12.0x	11%	5%
Note: EV = Enterprise Value, TBV = Tangible Book Value, LTM = Last Twelve Months, EPS = Earnings per Share.
(1) Deal value per share as a multiple of target’s consensus estimated per-share earnings for its current fiscal year.
3. The disclosures under the heading “Relevant Public Companies Analysis – Raymond James Financial, Inc.” on page 59 of the Proxy Statement shall hereby be amended and supplemented as follows:
a. the first paragraph on page 60 of the Proxy Statement shall be hereby amended and supplemented as follows:
To perform this analysis, Stephens examined publicly available financial information as of and for the last twelve month period ended June 30, 2021, or the most recently reported period available, and the market trading multiples of the relevant public companies based on October 19, 2021 closing prices. The financial data included in the ~~table~~tables presented below may not correspond precisely to the data reported in historical financial statements as a result of the assumptions and methods used by Stephens to compute the financial data presented. The ~~table~~tables below ~~contains~~contain selected information reviewed by Stephens in its analysis:

b. the following tables shall be hereby inserted immediately prior to the heading “52 week High/Low – Raymond James Financial, Inc.:
Companies without Bank Charters:

Company	Price / TBV	EV / LTM EBITDA	Price / LTM EPS	Price / NTM EPS
Jefferies Financial Group	1.2x	4.37x	7.0x	10.9x
Invesco Ltd.	NM	9.83x	11.2x	8.4x
Franklin Resources Inc.	NM	8.50x	12.4x	8.7x
T. Rowe Price Group Inc.	6.4x	9.97x	16.0x	15.4x
Affiliated Managers Group Inc.	NM	8.64x	16.1x	8.9x
LPL Financial Holdings Inc.	NM	17.52x	30.4x	21.4x
Lazard Ltd	NM	8.30x	12.4x	11.4x
75th Percentile	5.1x	9.9x	16.0x	13.4x
Median	3.8x	8.6x	12.4x	10.9x
25th Percentile	2.5x	8.4x	11.8x	8.8x
Companies with Bank Charters:

Company	Price / TBV	Price / LTM EPS	Price / NTM EPS
The Charles Schwab Corp.	6.0x	31.0x	23.2x
State Street Corp.	2.2x	14.3x	11.9x
Ameriprise Financial Inc.	NM	33.5x	12.7x
Northern Trust Corp.	2.5x	20.7x	17.5x
Stifel Financial Corp.	3.0x	13.6x	12.5x
75th Percentile	3.7x	31.0x	17.5x
Median	2.7x	20.7x	12.7x
25th Percentile	2.4x	14.3x	12.5x

Note: TBV = Tangible Book Value, EV = Enterprise Value, EBITDA = Earnings before interest, tax depreciation and amortization, LTM = Last Twelve Months, NTM = Next Twelve Months, EPS = Earnings per Share, NM = Not Meaningful.
4. The third paragraph on page 61 of the Proxy Statement shall be hereby amended and supplemented as follows:
Stephens is serving as financial adviser to TriState Capital in connection with the mergers and received a $1,000,000 fee from TriState Capital upon rendering its fairness opinion (the “opinion fee”). Stephens is also entitled to receive a fee ~~from such~~for their services in an amount equal to 0.74% of the aggregate consideration paid in connection with the mergers, less the amount of the opinion fee, which additional fee is ~~a significant portion of which is~~ contingent upon the consummation of the mergers. ~~Stephens also received a $1,000,000 fee from TriState Capital upon rendering its fairness opinion, which opinion fee will be credited in full towards any fee which will become payable to Stephens upon the closing of the mergers.~~ Stephens would also be entitled to a fee under certain circumstances following a termination of the proposed mergers. TriState Capital has also agreed to indemnify Stephens against certain claims and liabilities arising out of Stephens’ engagement and to reimburse Stephens for certain of its out-of-pocket expenses incurred in connection with the engagement.
3. The first paragraph on page 62 of the Proxy Statement shall be hereby amended and supplemented as follows:
Specifically, the following table includes TriState Capital’s unaudited prospective ~~financial information~~net income available to common shareholders, earnings per share, and total assets, each as of and for the years ending, as applicable, December 31, 2021, 2022, and 2023 provided by TriState Capital management to Stephens and discussed by TriState Capital with Stephens, used in certain analyses in connection with its fairness opinion to the TriState Capital board of directors.
3. The disclosures contained under “Certain Unaudited Financial Information” shall be hereby amended and supplemented by adding the following after the table included on page 62 of the Proxy Statement:

In addition, the following table includes TriState Capital’s unaudited estimated amounts of free cash flow to equityholders:

($ in millions)	Closing	Fiscal Year Ending December
	12/31/2021	2022E	2023E	2024E	2025E	2026E	2027E

Adjusted Net Income	$—	$88.7	$124.7	$137.7	$150.8	$165.3	$181.3

Tangible Assets	12,085.4	14,569.1	17,360.9	19,104.7	21,022.8	23,132.4	—
Minimum Tangible Common Equity (7.00% of Tangible Assets)	846.0	1,019.8	1,215.3	1,337.3	1,471.6	1,619.3	—

Beginning Tangible Common Equity	661.2	846.0	1,019.8	1,215.3	1,337.3	1,471.6	—
Plus: Adjusted Net Income	—	88.7	124.7	137.7	150.8	165.3	—
Plus: Amortization of Intangible Assets	—	1.9	1.9	1.9	1.9	1.9	—
Plus / Less: Tangible Common Equity deficit (surplus)	184.7	83.2	68.8	(17.5)	(18.5)	(19.6)	—
Minimum Tangible Common Equity (7.00% of Tangible Assets)	846.0	1,019.8	1,215.3	1,337.3	1,471.6	1,619.3	—

Cash Available for Dividends	(184.7)	(83.2)	(68.8)	17.5	18.5	19.6	—
Terminal Value	—	—	—	—	—	2,357.1	—
Free Cash Flow to Equityholders	(184.7)	(83.2)	(68.8)	17.5	18.5	2,376.7	—

Cautionary Statement Regarding Forward-Looking Statements
Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements about TriState Capital’s future financial and operating results and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “scheduled,” “plans,” “intends,” “anticipates,” “expects,” “believes,” “estimates,” “potential,” or “continue” or negatives of such terms or other comparable terminology. All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Raymond James or TriState Capital to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others: (1) the risk that the cost savings and any revenue synergies from the transaction may not be fully realized or may take longer than anticipated to be realized; (2) disruption to the parties’ businesses as a result of the announcement and pendency of the transaction; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; (4) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; (5) the failure to obtain the necessary approvals by the shareholders of TriState Capital; (6) the amount of the costs, fees, expenses and charges related to the transaction; (7) the ability by each of Raymond James and TriState Capital to obtain required governmental approvals of the transaction (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); (8) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the transaction; (9) the failure of the closing conditions in the transaction agreement to be satisfied, or any unexpected delay in closing the transaction; (10) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (11) the dilution caused by Raymond James’s issuance of additional shares of its common stock in the transaction; (12) general competitive, economic, political and market conditions, and (13) other factors that may affect future results of TriState Capital and Raymond James including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Board of Governors of the Federal Reserve System and the Federal Deposit Insurance Corporation and legislative and regulatory actions and reforms. Additional factors which could affect future results of Raymond James and TriState Capital can be found in Raymond James’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and TriState Capital’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Raymond James and TriState Capital disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Important Information About the Transaction and Where to Find It
This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.
In connection with the proposed mergers, Raymond James filed with the SEC a registration statement on Form S-4 on December 14, 2021, as amended by Amendment No. 1 to that registration statement filed with the SEC on January 24, 2022, to register the shares of Raymond James’s common stock and preferred stock to be issued to TriState Capital’s shareholders in connection with the transaction. The registration statement includes a proxy statement of TriState Capital that also constitutes a prospectus of Raymond James. The registration statement on Form S-4, as amended, was declared effective by the SEC on January 25, 2022, and the definitive proxy statement/prospectus was sent to the shareholders of TriState Capital in connection with the proposed mergers on or about January 26, 2022. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE SUCH DOCUMENTS CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Raymond James or TriState Capital through the website maintained by the SEC at http://www.sec.gov or by contacting the investor relations department of Raymond James or TriState Capital at:

Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716 Attention: Investor Relations	TriState Capital 301 Grant Street, Suite 2700 Pittsburgh, PA 15219 Attention: Investor Relations
Before making any voting or investment decision, investors and security holders of Raymond James and TriState Capital are urged to read carefully the entire registration statement and proxy statement/prospectus, including any amendments thereto, because they contain important information about the proposed transaction. Free copies of these documents may be obtained as described above.
Participants in the Solicitation
Raymond James, TriState Capital, and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Raymond James can be found in Raymond James’s definitive proxy statement in connection with its 2022 annual meeting of shareholders, as filed with the SEC on January 12, 2022, and other documents subsequently filed by Raymond James with the SEC. Information about the directors and executive officers of TriState Capital can be found in TriState Capital’s definitive proxy statement in connection with its 2021 annual meeting of shareholders, as filed with the SEC on April 7, 2021, and other documents subsequently filed by TriState Capital with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRISTATE CAPITAL HOLDINGS, INC.

By	/s/ Brian S. Fetterolf
Brian S. Fetterolf
President and Chief Executive Officer

Date: February 22, 2022